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                                  EXHIBIT 99.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                                  AS ADDED BY
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

           In connection with the Quarterly Report on Form 10-Q of Premier Bancorp, Inc. ("PBI") for the period ended September 30, 2002, as filed with the Securities and Exchange Commission (the "report"), I, Bruce E. Sickel, Chief Financial Officer of PBI, certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

           1.     The report fully complies with the requirements of Section 13
                  (a) or 15(d) of the Securities Exchange Act of 1934; and

           2. To my knowledge, the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of PBI as of and for the period covered by the report.

Date: November 8, 2002                     By: /s/ Bruce E. Sickel
                                               --------------------
                                               Bruce E. Sickel
                                               Chief Financial Officer, Director
                                               (Principal Financial Officer)